UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2019

NEXTIER OILFIELD SOLUTIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37988	38-4016639
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3990 Rogerdale Rd. Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

(713) 325-6000

(Registrant’s telephone number, including area code)

Keane Group, Inc.

1800 Post Oak Boulevard, Suite 450

Houston, TX 77056

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 31, 2019 (the “Effective Date”), Keane Group, Inc., a Delaware corporation (“Keane”), and C&J Energy Services, Inc., a Delaware corporation (“C&J”), completed the previously announced merger in accordance with the terms of the Agreement and Plan of Merger, dated as of June 16, 2019 (the “Merger Agreement”), by and among Keane, C&J and King Merger Sub Corp., a Delaware corporation and wholly owned subsidiary of Keane (“Merger Sub”), pursuant to which Merger Sub merged with and into C&J, with C&J surviving the merger as a wholly owned subsidiary of Keane (the “Merger”), and immediately following the Merger, C&J was merged with and into King Merger Sub II LLC (“LLC Sub”), with LLC Sub continuing as the surviving entity as a wholly-owned subsidiary of Keane. On the Effective Date, Keane changed its name to “NexTier Oilfield Solutions Inc.” (the “Company”).

Second Amended and Restated Stockholders’ Agreement

On the Effective Date, as contemplated by the Merger Agreement, the Company entered into a Second Amended and Restated Stockholders’ Agreement (the “Second A&R Stockholders’ Agreement”) with Keane Investor Holdings LLC (“Keane Investor”). The Second A&R Stockholders’ Agreement amends and restates the Amended and Restated Stockholders’ Agreement, dated as of July 3, 2017, by and among Keane and Keane Investor, primarily to provide that Keane Investor (or Cerberus Capital Management L.P. (“Cerberus”), if Cerberus no longer holds its common stock of the Company through Keane Investor) will have the right to designate (i) two individuals to the board of directors of the Company for as long as Keane Investor or Cerberus, as applicable, has beneficial ownership of at least 12.5% of the outstanding common stock of the Company and (ii) one individual to the board of directors of the Company for as long as Keane Investor or Cerberus, as applicable, has beneficial ownership of less than 12.5% but at least 7.5% of the outstanding common stock of the Company. Pursuant to the Second A&R Stockholders’ Agreement, Keane Investor or Cerberus, as applicable, has customary replacement rights for such designees.

Pursuant to the Second A&R Stockholders’ Agreement, Keane Investor may make up to four demands for the Company to register under the Securities Act of 1933, as amended (“Securities Act”) all of the registrable securities not then covered by an existing and effective registration statement of the Company by delivering to the Company a written notice of each such demand. Subject to certain limitations, if the Company proposes to register any shares of common stock under the Securities Act (other than pursuant to a registration statement requested in connection with the exercise of any demand registration rights described in preceding sentence, on Form S-4 or Form S-8 (or a similar or successor form) or with respect to certain other specified offerings) with respect to an offering of shares of common stock of the Company for its own account or for the account of any of its stockholders, it must, as soon as practicable, give written notice to Keane Investor of its intention to do so (but in no event less than ten days prior to the proposed filing date) and offer Keane Investor the opportunity to register under such registration all registrable securities with respect to which the Company has received written requests for inclusion therein.

The foregoing description of the Second A&R Stockholders’ Agreement is not complete and is subject to and qualified in its entirety by reference to the full text of the Second A&R Stockholders’ Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Second Amended and Restated Asset-Based Revolving Credit Agreement

On the Effective Date, the Company entered into a Second Amended and Restated Asset-Based Revolving Credit Agreement (the “Second A&R ABL Agreement”), by and among the Company, as parent guarantor, Keane Group Holdings, LLC, as the lead borrower, certain other subsidiaries of the Company as additional borrowers and guarantors party thereto, the lenders party thereto and Bank of America, N.A., as administrative agent and collateral agent, to the original Asset-Based Revolving Credit Agreement, dated as of February 17, 2017, as amended December 22, 2017. The following is a summary of the material changes to the Second A&R ABL Agreement.

Commitments. The Second A&R ABL Agreement increases the commitments to make revolving credit loans from $300.0 million to $450.0 million, subject to a borrowing base (as described below). In addition, subject to approval by the applicable lenders and other customary conditions, the Second A&R ABL Agreement allows for an additional increase in commitments of up to $200.0 million, an increase from $150.0 million in the previous agreement.

Maturity. The Second A&R ABL Agreement extends the maturity date from December 22, 2022 to October 31, 2024.

Interest. The Second A&R ABL Agreement reduces the interest rate from a rate per annum equal to, at Keane Group Holdings, LLC’s option, (a) the base rate, plus an applicable margin equal to (x) if the average excess availability is less than 33%, 1.00%, (y) if the average excess availability is greater than or equal to 33% but less than 66%, 0.75% or (z) if the average excess availability is greater than or equal to 66%, 0.50%, or (b) the adjusted LIBOR rate for such interest period, plus an applicable margin equal to (x) if the average excess availability is less than 33%, 2.00%, (y) if the average excess availability is greater than or equal to 33% but less than 66%, 1.75% or (z) if the average excess availability is greater than or equal to 66%, 1.50%, to a rate per annum equal to, at Keane Group Holdings, LLC’s option, (a) the base rate, plus an applicable margin equal to (x) if the average excess availability is less than 33%, 0.75%, (y) if the average excess availability is greater than or equal to 33% but less than 66%, 0.50% or (z) if the average excess availability is greater than or equal to 66%, 0.25%, or (b) the adjusted LIBOR rate for such interest period, plus an applicable margin equal to (x) if the average excess availability is less than 33%, 1.75%, (y) if the average excess availability is greater than or equal to 33% but less than 66%, 1.50% or (z) if the average excess availability is greater than or equal to 66%, 1.25%.

Borrowing Base. The amount of loans and letters of credit available under the Second A&R ABL Agreement is limited to, at any time of calculation, an amount equal to (a) 85% multiplied by the amount of eligible billed accounts (with a higher limit for accounts of certain investment grade customers); plus (b) 80% multiplied by the amount of eligible unbilled accounts (with a higher limit for accounts of certain investment grade customers); provided, that the amount attributable to clause (b) may not exceed 35% of the borrowing base (after giving effect to any reserve, this limitation and the limitation set forth in the proviso in clause (c)); plus (c) 85% of the appraised value of eligible inventory and eligible frac iron; provided, that the amount attributable to clause (c) may not exceed 35% of the borrowing base (after giving effect to any reserve, this limitation and the limitation set forth in the proviso in clause (b)); plus (d) 100% of all eligible cash; minus (e) the then applicable amount of all reserves.

Financial Covenants. The Second A&R ABL Agreement requires that, under certain circumstances, the consolidated fixed charge coverage ratio not be lower than 1.0:1.0 as of the last day of the most recently completed four consecutive fiscal quarters for which financial statements were required to have been delivered, including if excess availability (or liquidity if no loan or letter of credit, other than any letter of credit that has been cash collateralized, is outstanding) is less than the greater of (i) 10% of the loan cap and (ii) $30.0 million at any time.

Restricted Payments. The Second A&R ABL Agreement provides additional capacity to make cash dividends and other restricted payments in an aggregate amount not exceeding $50.0 million in any four consecutive fiscal quarter period, and to the extent Consolidated EBITDA in any four consecutive fiscal quarter period equals or exceeds $350.0 million, such amount is increased to $100.0 million for so long as Consolidated EBITDA continues to equal or exceed such threshold.

The foregoing description of the Second A&R ABL Agreement, is not complete and is subject to and qualified in in its entirety by reference to the full text of the Second A&R ABL Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

As of the Effective Date, the Company is headquartered in Houston, Texas and, effective as of the open of business on October 31, 2019, the Company began trading on the New York Stock Exchange (the “NYSE”) under the ticker symbol “NEX.”

As a result of the Merger, each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately before the effective time of the Merger (the “Effective Time”) was converted into and became one validly issued, fully paid and non-assessable share of common stock, par value $0.01 per share, of C&J and each issued and outstanding share of C&J common stock was converted into the right to receive 1.6149 shares of common stock, par value $0.01 per share, of the Company. Keane stockholders will continue to own their existing shares of common stock of the Company.

At the Effective Time, (i) each outstanding C&J stock option automatically converted into a stock option relating to shares of Company common stock on the terms set forth in the Merger Agreement, (ii) each outstanding C&J performance share award automatically converted into a Company performance share award relating to shares of Company common stock on the terms set forth in the Merger Agreement, (ii) each outstanding C&J restricted stock unit award automatically converted into a Company restricted stock unit award relating to shares of Company common stock on the terms set forth in the Merger Agreement, and (iv) each outstanding C&J restricted stock award automatically converted into a restricted award relating to shares of Company common stock on the terms set forth in the Merger Agreement. The number of shares of C&J common stock subject to C&J performance share awards was deemed to be the number of shares subject to the C&J performance share award with performance deemed achieved at target performance levels.

As a result of the Merger, the Company will issue approximately 106.9 million shares of common stock in the aggregate to former holders of C&J common stock. The common stock of the Company to be issued in connection with the Merger was registered under the Securities Act pursuant to Keane’s registration statement on Form S-4 (File No. 333-232662), which was declared effective by the Securities and Exchange Commission (the “SEC”) on September 6, 2019. The definitive joint proxy statement/prospectus (the “Joint Proxy Statement/Prospectus”), filed with the SEC pursuant to Rule 424(b)(3) under the Securities Act on September 6, 2019, contains additional information about the Merger.

The foregoing description of the Merger and the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which was included as Annex A to the Joint Proxy Statement/Prospectus and is incorporated by reference in this Current Report on Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth under Item 2.01, Item 2.03, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The information set forth under Item 2.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Pursuant to the Merger Agreement, each of the directors of Keane who will not be continuing as directors of the Company resigned as of the Effective Date. As of the Effective Time, each of Stuart Brightman, John Kennedy, Steven Mueller, Patrick Murray, Amy Nelson and Michael Roemer (the “C&J Designees”) was appointed as a director of the Company by the affirmative vote of a majority of the remaining members of the board of directors of Keane. As of the Effective Date, the board of directors of the Company consists of twelve members, including the C&J Designees and, as designated by Keane, Robert W. Drummond, Marc G. R. Edwards, Mel G. Riggs, Gary H. Halverson, James C. Stewart and Scott Wille (the “Keane Designees”). The C&J Designees were directors of C&J prior to the closing of the Merger. The Keane Designees were directors of Keane prior to the closing of the Merger. Mr. Murray will serve as the chairman of the board of directors of the Company.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors

Pursuant to the terms of the Merger Agreement, each of Lucas N. Batzer, Dale M. Dusterhoft, Lisa A. Gray, Shawn Keane, Elmer D. Reed and Lenard B. Tessler delivered a letter effectuating his or her resignation as a director of Keane and, as of the Effective Time, ceased to be directors of Keane. Mr. Batzer served as a member of the Compliance Committee of the board of directors of Keane, Mr. Dusterhoft served as a member of the Nominating and Corporate Governance Committee and the Compensation Committee of the board of directors of Keane, Ms. Gray served as a member of the Compliance Committee of the board of directors of Keane, Mr. Keane served as a member of the Compliance Committee of the board of directors of Keane and Mr. Reed served as a member of the Compensation Committee and the Compliance Committee of the board of directors of Keane. The decision of each of Messrs. Batzer, Dusterhoft, Keane and Reed and Ms. Gray to resign as a director of Keane was not a result of any disagreement with Keane on any matter relating to the operations, policies or practices of Keane.

Appointment of Directors

The information set forth in Item 5.01 of this Current Report on Form 8-K with respect to the appointment of directors to the board of directors in accordance with the Merger Agreement is incorporated by reference into this Item 5.02.

As of the Effective Time, (i) Messrs. Brightman, Edwards, Halverson and Kennedy were appointed to serve on the Compensation Committee of the board of directors of the Company, with Mr. Halverson serving as chairperson, (ii) Messrs. Edwards, Kennedy and Stewart and Ms. Nelson were appointed to serve on the Compliance Committee of the board of directors of the Company, with Mr. Edwards serving as chairperson, and (iii) Messrs. Brightman, Edwards, Halverson and Mueller were appointed to serve on the Nominating and Corporate Governance Committee of the board of directors of the Company, with Mr. Mueller serving as chairperson. Messrs. Halverson, Riggs and Roemer and Ms. Nelson were appointed to serve on the Audit and Risk Committee of the board of directors of the Company, with Mr. Roemer serving as chairperson and “audit committee financial expert” as such term is currently defined in Item 407(d)(5) of Regulation S-K, effective November 4, 2019.

Each of Messrs. Brightman, Kennedy, Mueller, Murray and Roemer and Ms. Nelson may receive compensation for their services on the board of directors in accordance with the Keane Group, Inc. Non-Employee Director Compensation Plan.

Departure of Officers

Pursuant to the terms of the Merger Agreement, Mr. Stewart, executive chairman, and M. Paul DeBonis Jr., advisor to the chairman, were deemed terminated without cause as of the Effective Time from their respective positions with Keane. Mr. Stewart remains with the Company as a non-employee director. On October 31, 2019, Gregory L. Powell, President and Chief Financial Officer, and Phung Ngo-Burns, Chief Accounting Officer, resigned from their respective positions with Keane, effective as of the Effective Time. Mr. Powell and Ms. Ngo-Burns remain employed with the Company in other positions.

Appointment of Officers

On the Effective Date, in connection with the Merger, the Company appointed:

•	Jan Kees van Gaalen, former Chief Financial Officer of C&J, as Executive Vice President and Chief Financial Officer.

•	Mr. Powell, former President and Chief Financial Officer of Keane, as Executive Vice President and Chief Integration Officer.

•	Kevin McDonald, former Executive Vice President, General Counsel and Secretary of Keane, as Executive Vice President, Chief Administrative Officer & General Counsel.

•	William Driver, former President - Well Construction, Intervention and Completion Services of C&J, as Senior Vice President, Product Lines.

•	Ian Henkes, former Vice President of South Region of Keane, as Senior Vice President, Operations.

•	Edward Keppler, former President - Corporate Operational Development of C&J, as Senior Vice President, Operations & Shared Services.

•	Ted Lafferty, former Chief Technology and Transformation Officer of Keane, as Senior Vice President and Chief Technology Officer.

•	Sterling Renshaw, former President - Well Support Services of C&J, as Senior Vice President, Well Services.

•	Richard Vaclavik, former Chief Commercial Officer of Keane, as Senior Vice President and Chief Commercial Officer.

•	Michael Galvan, former Senior Vice President - Chief Accounting Officer and Treasurer of C&J, as Senior Vice President, Chief Accounting Officer and Treasurer.

Mr. Drummond, the Chief Executive Officer of Keane, remains in his role as President and Chief Executive Officer of the Company.

The following is biographical information of the new appointments:

Mr. van Gaalen, 63, served as Chief Financial Officer of C&J since September 17, 2018. Mr. van Gaalen is a seasoned, strategic financial executive with more than 35 years of global experience in business analytics, treasury, audit, business development and commercial management. Mr. van Gaalen served as Vice President and Chief Financial Officer of Kennametal, Inc. from September 2015 until joining C&J. Prior to joining Kennametal, Inc., Mr. van Gaalen served as Executive Vice President and Chief Financial Officer for Dresser-Rand Group, Inc. from April 2013 to July 2015. Mr. van Gaalen previously served as Vice President and Treasurer for Baker Hughes, Inc. from January 2008 to April 2013, as well as Vice President—Finance and Chief Financial Officer for PT Vale Inco TBK (formerly PT Inco TBK) in Jakarta, Indonesia from 2004 to 2008. From 1996 to 2004, Mr. van Gaalen worked for Anglo American PLC and prior to that for Carlton Communications Plc (1994-1996); Mr. van Gaalen started his career with Schlumberger Limited (“Schlumberger”). Mr. van Gaalen holds a bachelor’s degree in economics from the Erasmus University in Rotterdam, Netherlands and a Master of Business Administration degree from the HEC Management School in France.

Mr. Powell, 44, served as President of Keane since July 2015 and as Chief Financial Officer since March 2011. Mr. Powell previously held the title of Vice President between March 2011 and July 2015. Prior to joining Keane, Mr. Powell served as an Operations Executive for Cerberus from 2006 to March 2011. During his tenure at Cerberus, Mr. Powell was responsible for evaluating new investments and partnering with portfolio companies to maximize value creation. Mr. Powell previously served on the board of directors and audit committee of Tower International, Inc., a manufacturer of engineered structural metal components and assemblies. Prior to joining Cerberus, Mr. Powell spent ten years with General Electric, starting with global leadership training and growing into various leadership roles in Finance and Mergers and Acquisitions, with his last role being Chief Financial Officer for GE Aviation—Military Systems.

Mr. McDonald, 51, served as Keane’s Executive Vice President, General Counsel & Secretary since November 2016. Prior to joining Keane, he served in leadership roles at Marathon Oil Corporation from 2012 to 2016, including as Deputy General Counsel of Corporate Legal Services and Government Relations, Deputy General Counsel of Governance, Compliance & Corporate Services and Assistant General Counsel. He practiced as a partner at the international law firm Fulbright & Jaworski LLP (now Norton Rose Fulbright LLP) in 2012. Mr. McDonald previously held various counsel positions, including President & Chief Executive Officer and acting General Counsel at Arms of Hope, a non-profit organization, from 2008 to 2012, Senior Vice President, General Counsel & Chief Compliance Officer at Cooper Industries between from 2006 to 2008, Associate General Counsel at Anadarko Petroleum from 2006 to 2008 and Managing Counsel (Litigation) at Valero Energy from 2002 to 2004. Mr. McDonald began his career as an associate at Norton Rose Fulbright LLP between 1992 and 2001.

Mr. Driver, 53, served as President - Well Construction, Intervention and Completion Services of C&J, leading both C&J’s Well Construction and Intervention Services division and Completion Services division, since May 2018. He previously led C&J’s fracturing business as Senior Vice President - Fracturing from October 2012 through May 2018 when he was promoted to President - Completion Services. He joined C&J in August 2007 as Vice President - Fracturing, a position he held through October 2012. Throughout his tenure at C&J, he has been instrumental in overseeing the operational growth and success of C&J’s hydraulic fracturing business. Mr. Driver has nearly 30 years of experience in the oilfield services industry. Prior to joining C&J, he worked for Halliburton in multiple roles, including equipment operator, service supervisor, field service quality coordinator, operations manager and camp manager from August 1990 to August 2007.

Mr. Henkes, 47, served as Vice President of South Region of Keane since July 2017. Previously, Mr. Henkes was Vice President of Human Resources of Keane from February 2016 to July 2017. Prior to joining Keane, Mr. Henkes served as Human Resources Manager for Schlumberger’s Drilling & Measurements global businesses from August 2014 to February 2016, as Vice President for North America at Pathfinder Energy Services from January 2013 to September 2014, and as Personnel Manager at Pathfinder Energy Services from September 2012 to December 2012. Prior to joining Pathfinder Energy Services, Mr. Henkes worked in various field, operations, sales, management, and human resources positions around the world from 1994 to 2012. Mr. Henkes has extensive experience in wireline, logging while drilling, and directional drilling operations in North America, Latin America, and northern Europe.

Mr. Keppler, 55, served as C&J’s President - Corporate Operational Development since October 2016. He has been responsible for structural and tactical operational issues across all of C&J’s service lines to provide strategic direction and support through the development of standards, processes, and systems to increase efficiency and quality for C&J’s operations. Mr. Keppler previously served as President of C&J’s Drilling & Completion Services division. Prior to assuming the role of President—Drilling & Completion Services in March 2015, he served as C&J’s Senior Vice President—Corporate Oilfield Operations from July 2013. Mr. Keppler first joined C&J with its acquisition of its wireline business, Casedhole Solutions, Inc. (“CasedHole Solutions”), in June 2012. He previously served as the President of Casedhole Solutions from October 2012 through July 2013, having joined Casedhole Solutions as its Vice President and General Manager for the North Region in May 2010. Prior to joining Casedhole Solutions, Mr. Keppler was employed by Schlumberger from 1991 through 2010, where he gained significant wireline experience in the North American market with extensive expertise in cased-hole operations, perforating, open-hole logging, and wellbore formation sampling. While employed by Schlumberger, Mr. Keppler held numerous key management positions, including wireline district manager in six different locations, regional operations manager for the state of Alaska, Engineering Sustaining Manager and Cased-Hole Service Delivery Manager for the U.S. Mr. Keppler’s last position before joining Casedhole Solutions was Global Wireline Technical Support Manager for Weatherford. Mr. Keppler graduated from New Mexico State University with a B.S. in Mechanical Engineering in 1990.

Mr. Lafferty, 50, served as Chief Technology and Transformation Officer of Keane since May 2019 bringing over 29 years of Oil & Gas engineering and technology experience. Prior to joining Keane, Mr. Lafferty worked as an Executive Advisor and Business Consultant for Cynosure Strategy Consultants from September 2018 to May 2019. Previously, Mr. Lafferty worked at Schlumberger as Global Chief Technologist for Production Management from January 2016 to May 2018, as China Vice President of the Production Services Group from August 2014 to January 2016 and as global Marketing & Technology VP for Schlumberger’s Stimulation business from May 2010 to August 2014. Mr. Lafferty began his career at Schlumberger and held a variety of leadership roles in offshore, onshore, technology and Research & Development. Mr. Lafferty has a B.S. in Petroleum Engineering from Texas A&M University and holds two US patents with an additional 10 US and International patents filed and in process. He is an Industry Board Member with the Texas A&M University Petroleum Engineering Department.

Mr. Renshaw, 51, served as President of C&J’s Well Support Services since August 2017. Mr. Renshaw joined C&J in March 2015 as Senior Vice President for Northwest Well Services when C&J combined with the completion and production services business of Nabors. Since then, Mr. Renshaw has served in various senior management roles with C&J, including Senior Vice President of California and the Rocky Mountains and most recently as Senior Vice President of Operations for C&J’s Well Support Services business. Mr. Renshaw first joined Pool Company, which was subsequently acquired by Nabors and then C&J, in 1988 and held numerous operational and management positions of increasing responsibility during his 28-year tenure. He was serving as Director of Nabors’ Well Services/Special Services division at the time that C&J acquired that business in March 2015.

Mr. Vaclavik, 60, served as Chief Commercial Officer of Keane since January 2019. Mr. Vaclavik has been in the oil and gas industry for over 35 years and was most recently the Vice-President of US Geozone for Weatherford from August 2018 to January 2019. Previously, Mr. Vaclavik has held executive leadership positions with Roywell LLC as Chief Executive Officer from November 2017 to August 2018 and Chief Operating Officer from May 2017 to November 2017, Baker Hughes as Vice President of North America Pressure Pumping from April 2012 to May 2016 and Halliburton as Northeast Area Vice President, Region Vice President Gulf of Mexico, and Vice President of Business Development from December 2008 to March 2019. Mr. Vaclavik has a B.S. in Agricultural Engineering from Texas A&M University.

Mr. Galvan, 51, served as Senior Vice President and Chief Accounting Officer of C&J, a position he held since May 2017. Mr. Galvan served as C&J’s Interim Chief Financial Officer from March 2018 to September 2018. Mr. Galvan joined C&J in 2014, serving as Vice President of Technical Accounting, before being promoted to Senior Vice President—Chief Accounting Officer. Mr. Galvan has almost 25 years of accounting and financial experience and, among other duties, was responsible for C&J’s finance and accounting functions. Prior to joining C&J, Mr. Galvan served as Senior Vice President and Chief Accounting Officer at Mattress Firm from December 2012 to May 2014, and as Vice President and Chief Accounting Officer at Main Street Capital Corporation from January 2008 to December 2012. Prior to 2008, he served in various accounting and financial capacities with increasing responsibility at numerous companies, including Direct Energy and Enron Corporation. Mr. Galvan started his career in 1994 with Arthur Anderson LLP in Houston, Texas, having served as senior auditor. Mr. Galvan graduated with an Masters in Public Accounting from the University of Texas in 1994.

There are no family relationships among any of the Company’s directors and executive officers and no transactions requiring disclosure under Item 404(a) of Regulation S-K.

Employment Agreements

As previously disclosed, in connection with the Merger, each of Messrs. Drummond, Powell and McDonald entered into amended and restated employment agreements with Keane (the “Keane Employment Agreements”), which became effective on October 31, 2019 at the Effective Time. A description of material terms of each such Keane Employment Agreement is set forth under “Interests of Keane’s Directors and Executive Officers in the Merger-Employment Agreements” and “Treatment of Existing Keane Equity Awards in the Merger” in the Joint Proxy Statement/Prospectus and is incorporated herein by reference.

Prior to the Effective Time, each of Messrs. van Gaalen, Driver, Keppler, Renshaw and Galvan were party to an employment agreement with C&J (the “C&J Employment Agreements”). In connection with the Merger, the Company assumed each of the C&J Employment Agreements. A description of the material terms of each C&J Employment Agreement is set forth under “Interests of C&J’s Directors and Executive Officers in the Merger” and “Treatment of Existing C&J Long-Term Incentive Awards in the Merger” in the Joint Proxy Statement/Prospectus and is incorporated herein by reference.

The foregoing description of the Keane Employment Agreements and the C&J Employment Agreements does not purport to be complete and is subject to and qualified in its entirety by reference to the complete text of the Keane Employment Agreements and the C&J Employment Agreements, which are filed as Exhibits 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9 and 10.10, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Indemnification Agreements

The officers and directors of the Company have entered into customary indemnification agreements with the Company in connection with their appointments as officers and directors of the Company. The foregoing description of the indemnification agreements does not purport to be complete and is subject to and qualified in its entirety by reference to the complete text of the form of indemnification agreement, which is filed as Exhibit 10.11 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Keane filed an amendment to its Certificate of Incorporation, dated October 13, 2016, as amended, with the Secretary of State of the State of Delaware in order to change Keane’s name to “NexTier Oilfield Solutions Inc.” (the “Name Change Charter”), effective as of the Effective Time. The name change was effective with the NYSE at the open of business on October 31, 2019 and the Company’s common stock has begun to trade under the ticker symbol “NEX.” The new CUSIP number for the Company’s common stock is 65290C 105.

The foregoing description of the Name Change Charter is not complete and is subject to and qualified in its entirety by reference to the Name Change Charter, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On October 31, 2019, the Company issued a press release announcing the completion of the Merger. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1993, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. The words “believe,” “continue,” “could,” “expect,” “anticipate,” “intends,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control. Statements in this Current Report on Form 8-K regarding the Company that are forward-looking, including projections as to the anticipated benefits of the proposed transaction, the impact of the proposed transaction on the Company’s business and future financial and operating results, the amount and timing of synergies from the proposed transaction, and the closing date for the proposed transaction, are based on management’s estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond the Company’s control. These factors and risks include, but are not limited to, (i) the competitive nature of the industry in which the Company conducts its business, including pricing pressures; (ii) the ability to meet rapid demand shifts; (iii) the impact of pipeline capacity constraints and adverse weather conditions in oil or gas producing regions; (iv) the ability to obtain or renew customer contracts and changes in customer requirements in the markets the Company serves; (v) the ability to identify, effect and integrate acquisitions, joint ventures or other transactions; (vi) the ability to protect and enforce intellectual property rights; (vii) the effect of environmental and other governmental regulations on the Company’s operations; (viii) the effect of a loss of, or interruption in operations of, one or more key suppliers, including resulting from product defects, recalls or suspensions; (ix) the variability of crude oil and natural gas commodity prices; (x) the market price and availability of materials or equipment; (xi) the ability to obtain permits, approvals and authorizations from governmental and third parties; (xii) the Company’s ability to employ a sufficient number of skilled and qualified workers to combat the operating hazards inherent in the Company’s industry; (xiii) fluctuations in the market price of the Company’s stock; (xiv) the level of, and obligations associated with, the Company’s indebtedness; and (xv) other risk factors and additional information. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the prompt and effective integration of C&J’s businesses into the Company and the ability to achieve the anticipated synergies and value-creation contemplated by the proposed transaction. For a more detailed discussion of such risks and other factors, see the Company’s and C&J’s filings with the Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors” in Item 1A of the Company’s Annual Report on Form 10-K and Form 10-K/A for the fiscal year ended December 31, 2018, filed on February 27, 2019 and August 19, 2019, respectively, and C&J’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed on February 27, 2019 and in other periodic filings, available on the SEC website or www.NexTierOFS.com or www.cjenergy.com. C&J assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates, to reflect events or circumstances after the date of this Current Report on Form 8-K, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

C&J’s audited Consolidated Balance Sheets as of December 31, 2018 and 2017, audited Consolidated Statements of Operations for the Years Ended December 31, 2018 and 2017 (Successor) and for the Year Ended December 31, 2016 (Predecessor), audited Consolidated Statements of Comprehensive Income (Loss) for the Years Ended December 31, 2018 and 2017 (Successor) and for the Year Ended December 31, 2016 (Predecessor), audited Consolidated Statements of Changes in Stockholders’ Equity for the Years Ended December 31, 2018 and 2017 (Successor) and for the Year Ended December 31, 2016 (Predecessor), audited Consolidated Statements of Cash Flows for the Years Ended December 31, 2018 and 2017 (Successor) and for the Year Ended December 31, 2016 (Predecessor), and the notes related thereto, are incorporated by reference as Exhibit 99.2 hereto and are incorporated by reference into this Item 9.01(a).

The Reports of Independent Registered Public Accounting Firm, issued by KPMG LLP, dated February 27, 2019, relating to the consolidated financial statements and internal control over financial reporting of C&J are incorporated by reference as Exhibit 99.3 and Exhibit 99.4, respectively, hereto and are incorporated by reference into this Item 9.01(a).

C&J’s unaudited Consolidated Balance Sheets as of June 30, 2019 and December 31, 2018, unaudited Consolidated Statements of Operations for the three and six months ended June 30, 2019 and 2018, unaudited Consolidated Statements of Comprehensive Income (Loss) for the three and six months ended June 30, 2019 and 2018, unaudited Consolidated Statements of Changes in Stockholders’ Equity for the six months ended June 30, 2019 and 2018, unaudited Consolidated Statements of Cash Flows for the six months ended June 30, 2019 and 2018, and the notes related thereto, are incorporated by reference as Exhibit 99.5 hereto and are incorporated by reference into this Item 9.01(a).

(b) Pro Forma Financial Information

The unaudited pro forma Condensed Combined Balance Sheet as of June 30, 2019 gives effect to the Merger as if the Merger had been completed on June 30, 2019. The unaudited pro forma Condensed Combined Statement of Operations for the year ended December 31, 2018 and the six months ended June 30, 2019 gives effect to the Merger as if the Merger had been completed on January 1, 2018. The pro forma financial information, and the related notes thereto, are incorporated by reference as Exhibit 99.6 hereto and are incorporated by reference into this Item 9.01(b).

(d) Exhibits.

Exhibit Number		Description

3.1*	—	Certificate of Amendment to the Certificate of Incorporation of Keane Group, Inc., effective October 31, 2019.

10.1*	—	Second Amended and Restated Stockholders’ Agreement, dated October 31, 2019, by and among Keane Group, Inc. and Keane Investor Holdings LLC.

10.2*	—

Second Amended and Restated Asset-Based Revolving Credit Agreement, dated October 31, 2019, by and among NexTier Oilfield Solutions Inc. (f/k/a Keane Group, Inc.), Keane Group Holdings, LLC, as the Lead Borrower, certain other subsidiaries of NexTier Oilfield Solutions Inc. as additional borrowers, the guarantors party thereto, the lenders party thereto, and Bank of America, N.A., as administrative and collateral agent.

10.3	—

Amended and Restated Employment Agreement, dated July 12, 2019, by and between Keane Group, Inc. and Robert Drummond (incorporated by reference to Exhibit 10.2 of Keane Group, Inc.’s Registration Statement on Form S-4 (File No. 333-232662) filed with the SEC on July 16, 2019).

10.4	—

Third Amended and Restated Employment Agreement, dated June 16, 2019, by and between Keane Group, Inc. and Greg Powell (incorporated by reference to Exhibit 10.3 of Keane Group, Inc.’s Registration Statement on Form S-4 (File No. 333-232662) filed with the SEC on July 16, 2019).

10.5	—

Amended and Restated Employment Agreement, dated July 12, 2019, by and between Keane Group, Inc. and Kevin M. McDonald (incorporated by reference to Exhibit 10.4 of Keane Group, Inc.’s Registration Statement on Form S-4 (File No. 333-232662) filed with the SEC on July 16, 2019).

10.6	—

Employment Agreement, dated September 17, 2018, by and between C&J Spec-Rent Services, Inc. and Jan Kees van Gaalen (incorporated by reference to Exhibit 10.1 to the C&J Energy Services, Inc.’s Current Report on Form 8-K/A (File No. 001-38023) filed on September 18, 2018).

10.7	—

Employment Agreement, effective as of December 11, 2018, by and between C&J Spec-Rent Services, Inc. and William Driver (incorporated by reference to Exhibit 10.25 of C&J Energy Services, Inc.’s Annual Report on Form 10-K (File No. 001-38023) filed with the SEC on February 27, 2019).

10.8	—

Amended and Restated Employment Agreement, effective as of December 11, 2018, by and between C&J Spec-Rent Services, Inc. and Ed Keppler (incorporated by reference to Exhibit 10.27 of C&J Energy Services, Inc.’s Annual Report on Form 10-K (File No. 001-38023) filed with the SEC on February 27, 2019).

10.9	—

Amended and Restated Employment Agreement, effective as of December 11, 2018, by and between C&J Spec-Rent Services, Inc. and Sterling Renshaw (incorporated by reference to Exhibit 10.19 of C&J Energy Services, Inc.’s Annual Report on Form 10-K (File No. 001-38023) filed with the SEC on February 27, 2019).

10.10	—

Amended and Restated Employment Agreement, effective as of December 11, 2018, by and between C&J Spec-Rent Services, Inc. and Michael Galvan (incorporated by reference to Exhibit 10.18 of C&J Energy Services, Inc.’s Annual Report on Form 10-K (File No. 001-38023) filed with the SEC on February 27, 2019).

10.11	—	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.9 of Keane Group, Inc.’s Registration Statement on Form S-1 (File No. 333-215079) filed with the SEC on December 14, 2016).

23.1*	—	Consent of KPMG LLP, Independent Registered Public Accounting Firm for C&J Energy Services, Inc.

99.1*	—	Press Release dated October 31, 2019.

99.2	—

The audited Consolidated Balance Sheets as of December 31, 2018 and 2017, audited Consolidated Statements of Operations for the Years Ended December 31, 2018 and 2017 (Successor) and for the Year Ended December 31, 2016 (Predecessor), audited Consolidated Statements of Comprehensive Income (Loss) for the Years Ended December 31, 2018 and 2017 (Successor) and for the Year Ended December 31, 2016 (Predecessor), audited Consolidated Statements of Changes in Stockholders’ Equity for the Years Ended December 31, 2018 and 2017 (Successor) and for the Year Ended December 31, 2016 (Predecessor), audited Consolidated Statements of Cash Flows for the Years Ended December 31, 2018 and 2017 (Successor) and for the Year Ended December 31, 2016 (Predecessor) of C&J Energy Services, Inc. (incorporated by reference to C&J Energy Services, Inc.’s Form 10-K for the year ended December 31, 2018 (SEC File No. 001-38023) filed with the SEC on February 27, 2019).

99.3	—

The Report of Independent Registered Public Accounting Firm, issued by KPMG LLP, dated February 27, 2019, relating to the consolidated financial statements of C&J Energy Services, Inc. (incorporated by reference to C&J Energy Services, Inc.’s Form 10-K for the year ended December 31, 2018 (SEC File No. 001-38023) filed with the SEC on February 27, 2019).

99.4	—

The Report of Independent Registered Public Accounting Firm, issued by KPMG LLP, dated February 27, 2019, relating to the internal control over financial reporting of C&J Energy Services, Inc. (incorporated by reference to C&J Energy Services, Inc.’s Form 10-K for the year ended December 31, 2018 (SEC File No. 001-38023) filed with the SEC on February 27, 2019).

99.5	—

The unaudited Consolidated Balance Sheets as of June 30, 2019 and December 31, 2018, unaudited Consolidated Statements of Operations for the three and six months ended June 30, 2019 and 2018, unaudited Consolidated Statements of Comprehensive Income (Loss) for the three and six months ended June 30, 2019 and 2018, unaudited Consolidated Statements of Changes in Stockholders’ Equity for the six months ended June 30, 2019 and 2018, unaudited Consolidated Statements of Cash Flows for the six months ended June 30, 2019 and 2018 of C&J Energy Services, Inc. (incorporated by reference to C&J Energy Services, Inc.’s Form 10-Q for the quarter ended June 30, 2019 (SEC File No. 001-38023) filed with the SEC on August 7, 2019).

99.6	—

The unaudited pro forma Condensed Combined Balance Sheet as of June 30, 2019 and the unaudited pro forma Condensed Combined Statement of Operations for the year ended December 31, 2018 and the six months ended June 30, 2019 of C&J Energy Services, Inc. and Keane Group, Inc. (incorporated by reference to the information under the caption “Unaudited Pro Forma Condensed Combined Financial Statements” of the Joint Proxy Statement/Prospectus contained in Amendment No. 2 to the Registration Statement on Form S-4/A (File No. 333-232662), filed with the SEC on August 30, 2019).

104	—	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NexTier Oilfield Solutions Inc.
Dated: October 31, 2019

	By:	/s/ Kevin McDonald
Kevin McDonald
Executive Vice President, Chief Administrative Officer & General Counsel